UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2018

ANTERO RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 357-7310
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                   Entry Into a Material Definitive Agreement.

In connection with the appointment of Joyce E. McConnell as a member of the board of directors (the “Board”) of Antero Resources Corporation (the “Company”), the Company entered into an Indemnification Agreement with Ms. McConnell pursuant to which the Company will be required to indemnify Ms. McConnell to the fullest extent permitted under Delaware law against liability that may arise by reason of her service to the Company and to advance her expenses incurred as a result of any proceeding against her to which she could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2018, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Joyce E. McConnell to the Board as a Class II director. Also effective February 20, 2018, Ms. McConnell was appointed to serve on the Board’s Nominating and Governance Committee. The Board determined that Ms. McConnell meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Ms. McConnell that would require disclosure under Item 404(a) of Regulation S-K. There are no understandings or arrangements between Ms. McConnell and any other person pursuant to which Ms. McConnell was selected to serve as a director of the Board.

Ms. McConnell will receive the standard non-employee director compensation for serving on the Board. The specific terms of such compensation are described further in the Company’s annual proxy statement that was filed with the Securities and Exchange Commission on April 26, 2017.

In connection with her appointment to the Board, the Company entered into an Indemnification Agreement with Ms. McConnell.  The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 7.01.                Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Ms. McConnell to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.15 to Amendment No. 2 to Antero Resources Corporation’s Registration Statement on Form S-1/A (Commission File No. 333-189284), filed on August 30, 2013).

99.1	Antero Resources Corporation press release, dated February 20, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCE CORPORATION

	By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: February 20, 2018

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